UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                        SCHEDULE 14C INFORMATION


                    Definitive Information Statement
    Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

|  | Preliminary information statement

|  | Confidential, for use of the
     Commission Only (as permitted by Rule 14c-5d(2)

|XX| Definitive information statement


                        PROVIDENCE CAPITAL VI, INC.
            (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X | No fee required.

|  | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

     Common

(2) Aggregate number of securities to which transaction applies:

     1,500,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     Not Applicable

(4) Proposed maximum aggregate value of transaction:

     Not Applicable

(5) Total fee paid:

|  | Fee paid previously with preliminary materials:
|  | Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

     Not Applicable

(2) Form Schedule or Registration Statement No.:

     Not Applicable

(3) Filing Party:

     Not Applicable

(4) Date Filed:

     Not Applicable


       MANAGEMENT HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

                       PROVIDENCE CAPITAL VI, INC.

                              August 1, 2001


To the Shareholders of
PROVIDENCE CAPITAL VI, INC.:

Dear Fellow Shareholders:

Attached please find a notice of special meeting of the shareholders of PROVIDENCE CAPITAL VI, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), that will be held at the offices of Company's counsel, Nadeau & Simmons, P.C., 56 Pine Street, Providence, Rhode Island 02903, on August 21, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

1--The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of the Company with and into Providence Capital VI, Inc., a newly formed Delaware corporation and wholly owned subsidiary of the Company ("Providence Delaware"). Providence Delaware will be the surviving corporation in the Merger, and the effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Colorado Business Corporation Act ("Colorado Law") to the Delaware General Corporation Law ("Delaware Law"). This change in applicable law results in certain differences in stockholders' rights. See "-Comparison of Stockholder Rights."

2--To effect a 1 for 2.500 (1:2.500) reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

3--To ratify the appointment of independent auditors for the year ended December 31, 2001; and

4--To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

Page 2
Providence Shareholders
August 1, 2001
______________________

The board of directors has determined that the terms and conditions of the Reincorporation Proposal and Reorganization are fair to, and in the best interests of, the Company's shareholders.

Only shareholders of record owning shares of the Corporation's $.001 par value common stock at the close of business on July 3, 2001, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If a PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with
Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's shares of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on
Schedule 14C (the "Information Statement") dated August 1, 2001.


Page 3
Providence Shareholders
August 1, 2001
______________________

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 56 Pine Street, Providence, RI 02903 (401) 272-5800.

                              Warmest regards,


                              /s/ Mark T. Thatcher

                              MARK T. THATCHER, Secretary


DATED: August 1, 2001

                             DEFINITIVE COPY

                        PROVIDENCE CAPITAL VI, INC.
                        17 WEST CHEYENNE MTN. BLVD.
                        COLORADO SPRINGS, CO 80906


--------------------------------------------------------------------------------


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------

                       PROVIDENCE CAPITAL VI, INC.
                       Dated as of August 1, 2001


To the Shareholders of Providence:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of PROVIDENCE CAPITAL VI, INC., provides that:
________________________________________________________________________

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of PROVIDENCE CAPITAL VI, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), a Colorado corporation, will be held at the offices of the Company's counsel, 56 Pine Street, Providence, Rhode Island, on August 21, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT").
________________________________________________________________________

The purposes of this Meeting are to consider, discuss, vote and act upon the following:

1--The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of the Company with and into Providence Capital VI, Inc., a newly formed Delaware corporation and wholly owned subsidiary of the Company ("Providence Delaware"). Providence Delaware will be the surviving corporation in the Merger, and the effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Colorado Business Corporation Act ("Colorado Law") to the Delaware General Corporation Law ("Delaware Law"). This change in applicable law results in certain differences in stockholders' rights. See "-Comparison of Stockholder Rights."

2--To effect a 1 for 2.500 (1:2.500) reverse stock split of the issued and outstanding shares of the Company's common stock (the "Reorganization");

3--To ratify the appointment of independent auditors for the year ended December 31, 2001; and

4--To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If any PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's share of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

   (1)  the Company has had no operations for approximately two years;

   (2) the Company has negative book value and no assets as of March 31, 2001;

   (3) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of the shareholder's Common Stock. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated August 1, 2001.

In order to obtain the fair value payment for PROVIDENCE shares, a shareholder must mail or deliver the shareholder's intention no later than August 21, 2001, to the following address:

     The Board of Directors
     Providence Capital VI, Inc.
     c/o Adam S. Clavell, Esq.
     Nadeau & Simmons, P.C.
     56 Pine Street
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Merger will be in the best interest of the PROVIDENCE shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.20 per share) no later than August 1, 2001, as a result of this transaction as explained in Section 7-113-102 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting.

Upon the approval of the proposals, PROVIDENCE will effectuate a 1 for 2.500 reverse stock split and PROVIDENCE will file appropriate Articles of Merger in accordance with Delaware law to effect the Merger. The Merger will become effective upon the completion of the filing. At the completion of the reverse stock split and proposed Merger, each PROVIDENCE shareholder will maintain 56.66% of their current shares of PROVIDENCE Common Stock. The Board of Directors of the Company believes that the proposals will be in the best interest of PROVIDENCE shareholders and recommends their adoption.

The Company is also including herewith a copy of its Registration
Statement on Form 10-SB, filed as an exhibit to the Information
Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 56 Pine Street, Providence, Rhode Island 02903 (401) 272-5800.


By order of the Board of Directors,


/s/ Mark T. Thatcher

MARK T. THATCHER, Secretary


DATED: August 1, 2001

    _________________________________________________________________


                     DEFINITVE INFORMATION STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 21, 2001

    _________________________________________________________________


                       PROVIDENCE CAPITAL VI, INC.
                             56 PINE STREET
                     PROVIDENCE, RHODE ISLAND 02903


                              August 1, 2001


GENERAL INFORMATION

This Information Statement is furnished in connection with a Special
Meeting of Shareholders called by the Board of Directors (the "Board") of Providence Capital VI, Inc., a Colorado corporation ("Providence"), to be held at 56 Pine Street, Providence, Rhode Island at 10:00 a.m. local time on
August 21, 2001, and at any and all postponements, continuations or adjournments Thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to Providence's shareholders on or about August 1, 2001.

All shares of Providence's common stock, $.001 par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND

                YOU ARE REQUESTED NOT TO SEND US A PROXY.


ITEM 1. DATE, TIME AND PLACE INFORMATION


The enclosed information statement is provided by the Board of Providence for use at the Special Meeting of Shareholders to be held at the offices of the Company's counsel at 56 Pine Street, Providence, Rhode Island at
10:00 a.m. on August 21, 2001, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on July 3, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had 1,500,000 outstanding shares of Common Stock entitled to one (1) vote per share.

The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the Voting Shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND

An Agreement and Plan of Merger and Reorganization (the "Agreement") was executed on August 1, 2001 by and among Providence and Providence Delaware, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906 its principal executive office at 735 Broad, Suite 218, Chattanooga, TN 37402, and its phone number is (423) 265-5062; PROVIDENCE DELAWARE is a corporation duly organized and validly existing under the laws of the State of Delaware, with its registered office located in the city of Dover, State of Delaware, its principal executive office at 735 Broad, Suite 218, Chattanooga, TN 37402 and its phone number is (423) 265-5062.

PROPOSALS NUMBER 1-3

PROPOSAL TO REINCORPORATE AS A DELAWARE CORPORATION

General

The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of the Company with and into Providence Capital VI, Inc., a newly formed Delaware corporation and wholly owned subsidiary of the Company ("Providence Delaware"). Providence Delaware will be the surviving corporation in the Merger, and the effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Colorado Business Corporation Act ("Colorado Law") to the Delaware General Corporation Law ("Delaware Law"). This change in applicable law results in certain differences in stockholders' rights. See "-Comparison of Stockholder Rights."

The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Colorado Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware Law or Colorado Law, and is qualified in its entirety by reference to the following documents:

1--the Agreement and Plan of Merger dated ____________________, 2001 between the Company and Providence Delaware (the "Agreement") attached hereto at Appendix A;

2--the Certificate of Incorporation of Providence Delaware (the "Certificate") attached hereto at Appendix B;

3--the Amended and Restated Bylaws of Providence Delaware (the "New Bylaws") attached hereto at Appendix C; and

4--the Company's Articles of Incorporation (the "Articles") and Bylaws (the "Present Bylaws"), which are available for inspection at the Company's principal executive office and which will be provided to stockholders upon request.

Description of the Reincorporation Proposal 1

At the Effective Date of the Merger (as defined in the Agreement), the separate existence of the Company will cease and Providence Delaware, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.001 per share, of Providence Delaware ("Providence Delaware Common Stock"). As of the Voting Record Date, there were 1,500,000 shares of Common Stock issued and outstanding. At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Providence Delaware Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Providence Delaware. However, when outstanding certificates representing shares of Common Stock are presented for transfer after the Merger, new certificates representing shares of Providence Delaware Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any.

Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this information statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of Providence Delaware following the Merger.

Pursuant to the terms of the Agreement, each option to purchase Common Stock outstanding immediately prior to the Effective Date of the Merger under the Company's stock option plans (the "Option Plans") will be converted into an option to purchase Providence Delaware Common Stock, subject to the same terms and conditions as set forth in the Option Plans or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Company will be continued by Providence Delaware upon the same terms and subject to the same conditions.

Upon approval of the Reincorporation Proposal by the Company's stockholders, the Proposed reorganization will be consummated at such time as the Boards of Directors of the Company and Providence Delaware determine is advisable. The Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or Providence Delaware prior to the Effective Date, either before or after stockholder approval. In addition, the Agreement may be amended prior to the Effective

Date, either before or after stockholder approval; provided, however, that the Agreement may not be amended after stockholder approval if such amendment would

1--alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger;

2--alter or change any term of the Certificate, other than as reflected by the stockholder vote on proposals 3(a) and 3(b); (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the stockholders; or (4) otherwise violate applicable law.

For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is sensitive to issues regarding corporate law and is responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Colorado law. Many major American corporations have initially chosen Delaware for their state of incorporation or have subsequently reincorporated in Delaware in a manner similar to that proposed.

After considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Colorado Law, the Board of Directors concluded that the benefits of being incorporated in Delaware outweigh the benefits and drawbacks of remaining in Colorado. In light of the foregoing, the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Colorado to Delaware. See "-Comparison of Stockholder Rights" and "-Possible Disadvantages of the Reincorporation Proposal."

Possible Disadvantages of the Reincorporation Proposal 1

The Company currently pays a registration fee in Colorado of less than $100 per year. Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. Based on the Company's total assets at March 31, 2001, the franchise tax in Delaware is estimated to be approximately $__________ per year.

Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the Certificate and the New Bylaws and under Delaware Law may be viewed as having an anti-takeover effect.

Tax Consequences

Consummation of the Merger is subject to the Company's receipt of an opinion from its special counsel to the effect that : (1) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; (2) the basis and holding period for the stock of Providence Delaware received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor; and (3) no gain or loss will be recognized for federal income tax purposes as a result of the Merger by the Company or Providence Delaware. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

There can be no assurances that the above opinions will be received.

Abandonment

Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of its Board of Directors to abandon the proposed
Reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Company.

The Certificate authorizes the Board of Directors to issue Providence Delaware Preferred Stock by resolution from time to time in one or more series and to fix and state the designations, powers and preferences and relative, participating, optional and other special rights of such shares, including voting rights (which could be full or limited) and conversion rights. The Board of Directors of the Company also has the ability to issue up to 10,000,000 shares of the Company's preferred stock. The authorized but unissued shares of Providence Delaware Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes.

Possible Adverse Effects of the Proposal. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Providence Delaware Common Stock or authorized shares of Providence Delaware Preferred Stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of Providence Delaware, without stockholder approval, can issue Providence Delaware Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Providence Delaware Common Stock.

The issuance of additional common or preferred stock may have certain effects upon the holders of common stock. Holders of common stock will not have preemptive rights with respect to new common or preferred stock. The issuance of further common stock would increase the number of shares of common stock outstanding, thereby diluting percentage ownership of existing shareholders. The issuance of preferred stock could possibly dilute book value per share or earnings per share for the then existing holders of common stock.

Anti-takeover Effects. The authorization or issuance of common stock or preferred stock may be viewed as being an anti-takeover device. In the event of a proposed merger, tender offer, or attempt to gain control of the Company, which the Board of Directors does not believe to be in the best interests of the Company or its shareholders, the board could issue additional common or preferred stock that could make any such takeover attempt more difficult to complete. At this time the Board of Directors has no specific plans, agreements, or commitments to issue any additional shares of common stock or preferred stock.

Possible Adverse Effects of the Proposal. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors.

PROPOSAL NUMBER 4

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Cayer, Prescott, Clune and Chatellier, LLP served as the independent auditors for the Company for the fiscal year ending December 31, 1999 and 2000. The Company has appointed independent auditors for the year ending December 31, 2001.

The reports on our financial statements for 1999 and 2000 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was made by the Company's board of directors acting upon the recommendation of the board's audit committee. To the Company's knowledge, there were no disagreements with the former auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Cayer Prescott, Clune & Chatellier's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR THE YEAR 2001.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2000 and Quarterly report on Form 10-QSB for the quarter ended March 31, 2001 accompany this Information Statement. The Form 10-KSB/A includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the 1934 Act.

DOCUMENTS INCORPORATED BY REFERENCE

The Company's accompanying Annual Report on Form 10-KSB/A for the year ended December 31, 2000 is incorporated herein by reference, including:

a--Item 6. Management's Discussion and Analysis; and

b--Item 7. Financial Statements.

In addition, the consolidated financial statements, notes to consolidated financial statements and the management's discussion and analysis of financial condition and results of operations of the Company's accompanying Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000 are set forth below at Item 13.

ITEM 2. REVOCABILITY OF PROXY

Not Applicable


ITEM 3. DISSENTERS' RIGHT OF APPRAISAL

Providence hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If a Providence shareholder elects to exercise a shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of Providence will be paid the fair value thereof as determined by the Board.

The Board has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

The Board believes that the Merger will be in the best interest of Providence shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.20 per share) no later than August 21, 2001, as a result of this transaction as explained in
Section 7-113-102 of the CBCA.

In order to obtain the fair market value payment for Providence shares, a shareholder must mail or deliver their intention to the following address:

The Board of Directors
Providence Capital VI, Inc.
c/o Adam S. Clavell, Esq.
Nadeau & Simmons, P.C.
56 Pine Street
Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Merger and receive payment of the fair value of the shareholder's Common Stock owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

SUMMARY OF ARTICLE 113 OF THE CBCA

THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING
SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA, accompanied by a copy of
Article 113 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of
Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:
(i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

TITLE 7. COLORADO BUSINESS CORPORATION ACT

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party if:

     (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting.
Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b)  Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b)  Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

   (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand or if no such address is stated on the payment demand, at the address shown in the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

   (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
        a. The corporation's balance sheet as the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
        b. A statement of the corporation's estimate of the fair value of the shares;
        c. An explanation of how the interest was calculated;
        d. A statement of the dissenter's right to demand payment under section 7-113-209; and
        e. A copy of this article.

7-113-207 FAILURE TO TAKE ACTION

   (i) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (ii) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of section 7-113-204 to 7-113-209 shall again be applicable.

7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

   (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in sections 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

   (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by sections 7-113-206(2).

7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

   (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

        (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
        (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
        (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

   (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301 COURT ACTION

   (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

   (2) The corporation shall commence the proceeding described in subsection (1) of the section in the district court of the county in this state where the corporation's principle office is located or, if the corporation has no principle office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

   (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

   (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

   (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.


ITEM 4. PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of Providence. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them.

For purposes of this table, information as to the shares of Common Stock is calculated based on 1,500,000 shares of Common Stock outstanding . For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after the date of this information statement . For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named below, any shares which such person or persons has the right to acquire within 60 days after the date of this information statement are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SHARES OF COMMON STOCK OWNED

Name and Address            Number of           Percent of
                            Shares Owned        Class Owned
                            Beneficially

Richard Nadeau, Jr.         250,000(1)          16.67%
56 Pine Street
Providence, RI 02903


James R. Simmons            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

Mark T. Thatcher            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

James H. Brennan, III       250,000             16.67%
735 Broad Street, Suite 218
Chattanooga, TN 37402

Doug Dyer                   250,000             16.67%
735 Broad Street, Suite 218
Chattanooga, TN 37402

Gerard Werner, Esq.         250,000             16.67%
C/O Nadeau & Simmons, P.C.
56 Pine Street
Providence, RI  02903

All directors and executive
officers as a group
(3 persons)                 750,000             50.00%


(1) The persons listed are the sole officers and directors of the Company.

Management has no plans to issue any additional securities to management, promoters or their affiliates or associates and will do so only if such issuance is in the best interests of shareholders of the Company and complies with all applicable federal and state securities rules and regulations.

PRICE RANGE OF COMMON STOCK

Not Applicable

DIVIDENDS

The Company has never paid dividends with respect to its Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The CBCA provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

In 1999 and 2000, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PROVIDENCE

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                               Age          Positions Held and
                                                Tenure
---------------------------        ---------    ----------------------------
Richard Nadeau, Jr.                42           President and Director since
                                                November 24, 1999

James R. Simmons                   38           Vice President and Director
                                                since November 24, 1999

Mark T. Thatcher                   36           Secretary and Director since
                                                November 24, 1999

BIOGRAPHICAL INFORMATION

RICHARD NADEAU, JR.--

In 1982, Mr. Nadeau became associated with the Providence law firm of Wistow, Barylick & Bruzzi, where he was responsible for the majority of the firm's commercial litigation. He started the Providence law firm of Nadeau & Simmons, P.C., a Providence corporate, banking and real estate law firm, in 1985 and, since then, has engaged in a successful practice concentrating in corporate law, commercial lending and creditors' rights. He was also appointed Municipal Court Judge for the Towns of Burrillville and North Smithfield in 1999.

Mr. Nadeau graduated magna cum laude from the University of Hartford in 1985 and received his law degree from Georgetown University in 1988. After graduating from Georgetown, he was admitted to the District of Columbia bar and became associated with King & Newmyer. Although he no longer actively practices in Washington, he remains a member of the D.C. Bar.

JAMES R. SIMMONS--

Before joining Nadeau & Simmons, P.C. in 1991, Mr. Simmons practiced from 1988 to 1991 with Tillinghast Collins & Graham in its corporate, commercial and real estate departments. He serves on the Banks and Trusts Committee of the Rhode Island Bar Association and his practice is concentrated in the areas of corporate law, banking and commercial law, mortgage lending and real estate, bankruptcy, and creditors' rights.

Mr. Simmons is admitted to practice law in both Rhode Island and Massachusetts. He graduated magna cum laude from the University of Hartford in 1985 and received his law degree from George Washington University in 1988.

MARK T. THATCHER--

Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisition execution and corporate reorganization/restructuring planning. He has served as general counsel to both AMEX and NASDAQ issuers. Mr. Thatcher has guided six "start-up" companies from a position of limited revenue to an aggregate market capitalization of over $500,000,000.

In 1999, Mr. Thatcher joined the Providence law firm of Nadeau &
Simmons, P.C. in an "of-counsel" capacity. He is an honorary member of Alpha Kappa Delta and Sutton Award candidate.

Mr. Thatcher attended the University of Denver where he earned his law degree and masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington, D.C. and the American Bar Association; and Member of the International Society of Business Law.

---------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 and 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD

The Company's Board has no committees.

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At inception of the Company, its Directors, Richard Nadeau, Jr., James R. Simmons and Mark T. Thatcher, each received one hundred thousand (100,000) shares of Common Stock valued at $0.0038 per share in consideration of pre-incorporation services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure, and completion of the incorporation and organization of the Company. No officer or director has received any other remuneration. The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-108-403 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Business Corporation Act as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

The Company's current directors presently serve without compensation, but are entitled to reimbursement for reasonable and necessary expenses incurred on behalf of the Company.

The Company's current executive officers did not receive any compensation or other remuneration in his capacity as such during the year ended December 31, 2000 or to date in 2001. There were no stock options granted, exercised or held by any executive officer during the current fiscal year.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS


Audit Fees

The aggregate fees billed for professional services rendered for the audit of the registrant's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the registrant's Form 10-Qs or 10-QSB for that fiscal year were $10,000.

Financial Information Systems Design and Implementation Fees

Not applicable

All Other Fees

Not applicable


ITEM 10.  COMPENSATION PLANS

Not applicable.

ITEM  11. AUTHORIZATION  OR  ISSUANCE  OF  SECURITIES  OTHERWISE  THAN  FOR
EXCHANGE

Not Applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.


ITEM 13. FINANCIAL AND OTHER INFORMATION

The Company hereby provides additional information as required by paragraph (a) of this Item as follows:

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                                FINANCIAL STATEMENTS
                        THREE MONTHS ENDED MARCH 31, 2001
                      AND THE PERIOD FROM NOVEMBER 24, 1999
                      (DATE OF INCEPTION) TO MARCH 31, 2001

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                                   BALANCE SHEET
                                  MARCH 31, 2001
                                    (UNAUDITED)

                                      ASSETS


      TOTAL ASSETS                                          $        0


                      LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
  Accounts payable                                          $    1,000
  Loans from officers                                           18,675
    Total current liabilities                                   19,675

Stockholders' deficit:
  Common stock, $.001 par value;
   50,000,000 shares authorized,
    1,700,000 shares issued and
     outstanding                                                 1,700
  Paid in capital                                                4,760
  Preferred stock, $.001 par value,
   50,000,000 shares authorized,
    no shares outstanding
  Deficit accumulated during the development stage             (26,135)

      Total stockholders' deficit                              (19,675)

      TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT           $        0


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                              STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                 TO MARCH 31, 2001
                                    (UNAUDITED)


                                        Three Months         November 24, 1999
                                        Ended                (Inception) to
                                        March 31, 2001       March 31, 2001

Revenue                                      $      0        $       0

Expenses:
  Professional fees                             1,000           23,346
  Organization costs                                             2,789
      Total expenses                            1,000        $ (26,135)

Net loss                                     $ (1,000)       $ (26,135)

Loss Per Common Share                        $ (.0006)       $  (.0154)


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                         STATEMENT OF STOCKHOLDERS' DEFICIT
                          THREE MONTHS ENDED MARCH 31, 2001
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                TO MARCH 31, 2001
                                    (UNAUDITED)

                                         Common
                                         Stock         Additional
                                                         Paid in
                                    Shares    Amount     Capital    Deficit

Balance at November 24, 1999             0    $      0 $       0    $       0

Issuance of common stock:
  Stock issued for services
   rendered at inception           734,000         734     2,055

Net loss for the period from
 November 24, 1999 through
 December 31, 1999                                                    (18,414)

Balance at December 31, 1999       734,000         734     2,055      (18,414)
 Stock issued for services
  Rendered                         966,000         966
 Additional paid in capital                                2,705

Net loss for the year ended
 December 31, 2000                                                     (6,721)

Balance at December 31, 2000     1,700,000       1,700     4,760      (25,135)

Net loss for the three months
 Ended March 31, 2001                                                  (1,000)

Balance at March 31, 2001        1,700,000    $  1,700 $   4,760    $ (26,135)

SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                              STATEMENT OF CASH FLOWS
                         THREE MONTHS ENDED MARCH 31, 2001
             AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                                TO MARCH 31, 2001
                                    (UNAUDITED)


                                         Three Months        November 24, 1999
                                         Ended               (Inception) to
                                         March 31, 2001      March 31, 2001

Cash flows from operating activities:
  Net loss                                  $       1,000   $      (26,135)
  Adjustments to reconcile net loss to
   net cash provided by operating
    activities:
  Services performed for stock                                        6,460
  Increase in accounts payable                        300             1,000
      Net cash provided by
       operating activities                          (700)          (18,675)

Cash flows from financing activities:
 Increase in loan from officers                       700            18,675
 Net cash provided by financing activities            700            18,675

Increase in cash and cash equivalents                   0                 0

Cash and cash equivalents,
 beginning of period                                    0                 0

Cash and cash equivalents, end of period    $           0    $            0


SEE NOTES TO FINANCIAL STATEMENTS AND
INDEPENDENT CERTIFIED ACCOUNTANTS' REVIEW REPORT.

                            PROVIDENCE CAPITAL VI, INC.
                           (A Development Stage Company)

                           NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 MARCH 31, 2001

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Development Stage Operations

     Providence Capital VI, Inc. (a Development Stage Company) (the Company) was incorporated on November 24, 1999, in the State of Colorado. The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date.
The Company has selected the calendar year as its fiscal year. Costs associated with organization have been expensed in accordance with SOP 98-5.

Stock-Based Compensation

     The Company accounts for stock-based compensation under Statement of Financial Accounting Standards ("SFAS") No. 123 "Accounting for Stock-Based Compensation". The Company accounts for stock-based compensation based on the fair value of the consideration received or the fair value of the stock issued, whichever is more reliably measurable.

Estimates

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.


2.   STOCKHOLDERS' EQUITY

     On November 24, 1999, the Company issued seven hundred thirty-four thousand (734,000) shares of its $.001 par value common stock for services, rendered by related parties, valued at their fair market value of $2,789. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act.

     On June 15, 2000, the Company issued nine hundred sixty-six thousand (966,000) shares of its $0.001 par value common stock for services, rendered by related parties, valued at their fair market value of $3,671. The shares were issued pursuant to Section 4(2) of the Act and are restricted securities within the meaning of Rule 144 of the Act.

     The Company authorized 50,000,000 shares of Series A convertible preferred stock with a par value of $.001 per share. Currently, there are no shares outstanding. Each share of preferred stock can be converted into one share of common stock and each share is entitled to one vote, voting together with the holders of shares of common stock.

SEE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REVIEW REPORT.
(CONTINUED)

                           PROVIDENCE CAPITAL VI, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                 MARCH 31, 2001

3.   RELATED PARTY TRANSACTIONS

Of the $18,975 of the loan from officers, $15,625 was for legal services rendered in connection with business planning and compliance. Those legal services were rendered by shareholders of the Company. The balance of $3,350 was for accounting services paid by the officers.

As described in Footnote #2 the Company issued common stock for services provided by related parties that are valued at their fair market value of $6,460.


4.   INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's net deferred tax asset balances are attributable to net operating loss carry-forwards. At March 31, 2001, the Company's deferred tax asset consisted of the following:

     Deferred tax asset                        $     5,700
     Valuation allowance                           ( 5,700)

     Net deferred tax assets recognized on
      the accompanying balance sheets          $         0

The components of the income tax provision (benefit) consisted of the following for the period ended March 31, 2001.

     Current                                   $         0
     Deferred                                       (5,700)
     Tentative tax provision (benefit)              (5,700)
     Change in valuation allowance                   5,700

       Net income tax provision (benefit)      $         0

     The Company has a net operating and economic loss carryforward of approximately $18,975 available to offset future federal and state taxable income through 2019 as follows:

     Year of Expiration                        Amount

     2019                                      $    18,400
     2020                                      $     6,700

5.    SUBSEQUNT EVENT

An initial non-binding agreement has been entered into with ProLinia, Inc. dated April 23, 2001 in which Providence Capital VI, Inc. shall acquire all of the issued and outstanding interests of ProLinia, Inc. from its shareholders on the closing date in exchange for 8,000,000 shares of the Providence Capital VI common stock. The closing date of this agreement will occur on June 1, 2001 or such other date as shall be mutually agreed upon by the Company and ProLinia, Inc.

SEE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REVIEW REPORT.
(CONCLUDED)

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR
         PLAN OF OPERATION

                           PROVIDENCE CAPITAL VI, INC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

March 31, 2001

=====================================
THREE MONTHS ENDING MARCH 31, 2001
=====================================

The following information should be read in conjunction with the historical financial information and the notes thereto included in Item 1 of this Quarterly Report.

NEW ACCOUNTING PRONOUNCEMENTS

     Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15, 1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations.

     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

General

     The Registrant intends to seek to acquire assets or shares of an entity actively engaged in business which generates revenues, in exchange for its securities.

     While the Company will attempt to obtain audited financial statements of a target entity, there is no assurance that such audited financial statements will be available. The Board of Directors does intend to obtain certain assurances of value of the target entity's assets prior to consummating such a transaction, with further assurances that an audited statement would be provided within seventy-five days after closing of such a transaction.
Closing documents relative thereto will include representations that the value of the assets conveyed to or otherwise so transferred will not materially differ from the representations included in such closing documents.

     The Company has filed a registration statement on a voluntary basis because the primary attraction of the Registrant as a merger partner or acquisition vehicle will be its status as an SEC reporting company. Any business combination or transaction will likely result in a significant issuance of shares and substantial dilution to present stockholders of the Registrant.

     The Company has, and will continue to have, no capital with which to provide the owners of business opportunities with any significant cash or other assets. However, management believes the Company will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in a publicly registered company without incurring the cost and time required to conduct an initial public offering. The owners of the business opportunities will, however, incur significant legal and accounting costs in connection with the acquisition of a business opportunity, including the costs of preparing Form 8-K's, 10-K's or 10-KSB's, agreements and related reports and documents. The Securities Exchange Act of 1934 (the "34 Act"), specifically requires that any merger or acquisition candidate comply with all applicable reporting requirements, which include providing audited financial statements to be included within the numerous filings relevant to complying with the 34 Act. Nevertheless, the officers and directors of the Company have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

     As stated hereinabove, the Company will not acquire or merge with any entity which cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. The Company is subject to all of the reporting requirements included in the 34 Act. Included in these requirements is the affirmative duty of the Company to file independent audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company's audited financial statements included in its annual report on Form 10-K (or 10-KSB, as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure the Company's compliance with the requirements of the 34 Act, or if the audited financial statements provided do not conform to the representations made by the candidate to be acquired in the closing documents, the closing documents may provide that the proposed transaction will be voidable, at the discretion of the present management of the Company.

     The Company's officers and shareholders have verbally agreed that they will advance to the Company any additional funds which the Company needs for operating capital and for costs in connection with searching for or completing an acquisition or merger. These persons have further agreed that such advances will be made in proportion to each person's percentage ownership of the Company. These persons have also agreed that such advances will be made interest free without expectation of repayment unless the owners of the business which the Company acquires or merges with agree to repay all or a portion of such advances. Such repayment will in no way be a condition to the selection of a target company. There is no dollar cap on the amount of money which such persons will advance to the Company. The Company will not borrow any funds from anyone other than its current shareholders for the purpose of repaying advances made by the shareholders, and the Company will not borrow any funds to make any payments to the Company's promoters, management or their affiliates or associates.

     The Balance Sheet as of 03/31/2001 reflects $0.00 assets and no entry of organizational costs in accordance with SOP 98-5. The Statement of Operations has been revised to update cumulative amounts, while conforming changes have been made to the Statement of Changes in Stockholders' Equity.

     As of the date of this report, the Company has no assets and a Deficit accumulated during the development stage of $26,135. The Company has also incurred a net loss to date of $26,135.

Liquidity and Capital Resources

     The Company remains in the development stage and, since inception, has experienced no significant change in liquidity or capital resources or stockholder's equity. The Company's balance sheet as of March 31, 2001, reflects a total asset value of $0.00. The Company has no cash or line of credit, nor does it expect to have one before a merger is effected.

     The Company will carry out its plan of business as discussed above. The Company cannot predict to what extent its liquidity and capital resources will be diminished prior to the consummation of a business combination or whether its capital will be further depleted by the operating losses (if any) of the business entity which the Company may eventually acquire.

Results of Operations

     During the period from January 1, 2001 through March 31, 2001, the Company has engaged in no significant operations other than organizational activities, acquisition of capital and preparation for registration of its securities under the Securities Exchange Act of 1934, as amended. No revenues were received by the Company during this period.

     For the current fiscal year, the Company anticipates incurring a loss as a result of organizational expenses, expenses associated with registration under the Securities Exchange Act of 1934, and expenses associated with locating and evaluating acquisition candidates. The Company anticipates that until a business combination is completed with an acquisition candidate, it will not generate revenues other than interest income, and may continue to operate at a loss after completing a business combination, depending upon the performance of the acquired business.

Need for Additional Financing

     The Company believes that its existing capital will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately one year. Accordingly, in the event the Company is able to complete a business combination during this period, it anticipates that its existing capital will be sufficient to allow it to accomplish the goal of completing a business combination. There is no assurance, however, that the available funds will ultimately prove to be adequate to allow it to complete a business combination, and once a business combination is completed, the Company's needs for additional financing are likely to increase substantially.


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This information statement and the documents to which we refer you to in this information statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

-Our financial performance and projections; and

-Our business prospects and opportunities.

You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts,' "potential," or "continue" or the negative or these or similar terms.

Forward-looking statements are only predictions. The forward-looking events discussed in this information statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to update publicly or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this information statement, the documents to which we refer you, and other statements made from time to time by us or our representatives, might not occur.

VOTES REQUIRED

Under Colorado law, approval of the Reorganization requires the affirmative vote of the holders of a majority of the Providence common stock outstanding and entitled to vote. Providence anticipates that all current Providence directors and officers will vote their shares of Providence common stock to approve the Reorganization. As of July 3, 2001, the directors and officers of Providence beneficially owned approximately 50.1% of the outstanding shares of Providence common stock.

A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any proposal.

RECOMMENDATION OF THE PROVIDENCE BOARD OF DIRECTORS

On August 1, 2001, the board of directors of Providence unanimously approved and adopted the Reincorporation Plan and Reorganization Agreement to authorize the transactions contemplated thereby, and determined that the Reincorporation Proposal and the transactions included therein, and the Reorganization, are in the best interest of Providence and Providence's shareholders. The Providence board recommends that Providence's shareholders approve and adopt the Reorganization.

After effecting the Reorganization, the authorized share capital of Providence Delaware will consist of thirty million (30,000,000) shares of common stock, $.00001 par value, and 10,000,000 shares of preferred stock, $.00001 par value. A total of 600,000 shares of common stock will be issued and outstanding.

TERMINATION

The Agreement may be terminated and the Reorganization contemplated hereby may be abandoned at any time prior to the Closing, whether before or after approval by the Providence shareholders: (i) by the mutual written consent of Providence and Providence Delaware; or (ii) by Providence Delaware or Providence if (A) there has been a failure to comply with a covenant or agreement under the Agreement by the other; (B) a governmental or regulatory body has permanently enjoined or prohibited consummation of the Reorganization; or (C) the Closing has not occurred by December 31, 2001.

REGULATORY APPROVALS

Providence is not aware of any federal or state regulatory requirements to be complied with in connection with the Reorganization.

CERTAIN CONSEQUENCES OF THE REORGANIZATION

Effective upon the Closing, Providence will take the steps necessary to file
Articles of Merger to effect the Reorganization.   The offices of Providence
Delaware in Chattanooga, TN, will become the new corporate headquarters for Providence post-Closing.

THE REORGANIZATION

Shareholders of the Company are being asked to consider and vote to approve an agreement and plan of reincorporation and merger (the "Reincorporation Plan") pursuant to which the Company's state of incorporation would be changed from Colorado to Delaware, and a 1-for-2.500 reverse split would be effected as to the issued and outstanding shares of the Company's common stock.

The Company would merge with and into Providence Capital VI, Inc. (the "Providence Delaware"), a newly formed, wholly-owned Delaware subsidiary of the Company, which would succeed by operation of law to the assets, liabilities, and operations of the Company. Shareholders of Providence would receive 1 share of Providence Delaware common stock for every 2.500 shares of Providence common stock currently owned by them. Providence's shareholders will not be required to surrender their stock certificates.

As discussed below, the principal reasons for the proposed change of domicile are the greater certainty and flexibility of Delaware corporate law and the substantial body of case law interpreting that law. Providence and Providence Delaware management believe that their shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Certificate of Incorporation (the "Delaware Certificate') and Bylaws (the "Delaware Bylaws") of Providence Delaware are substantially similar to Providence's Articles of Incorporation (the "Colorado Articles") and Bylaws (the "Colorado Bylaws') currently in effect for the Company, except that the Delaware Bylaws permit the stockholders to act by less than unanimous written consent. The Colorado Bylaws permit stockholder to act by a unanimous written consent only.

If the Reorganization is approved, Providence will merge into Providence Delaware (the "Merger"). Providence, as a separate corporate entity, will cease to exist and Providence Delaware will continue to operate the business of Providence.

Pursuant to the Agreement and Plan of Reincorporation and Merger, in substantially the form attached hereto as Appendix G (the "Reincorporation Plan"), each 2.500 outstanding shares of Providence common stock will be automatically converted into one share of Providence Delaware common stock, par value $.001 per share (the "Providence Delaware Common Stock"), upon the effective date of the Merger. Holders of shares of Providence common stock will become stockholders of Providence Delaware immediately upon the consummation of the Merger.

The discussion set forth below is qualified in its entirety by reference to the Reincorporation Plan and to the Delaware Certificate and the Delaware Bylaws, copies of which are attached to this Information Statement as Appendices A, B and C, respectively.

VOTE REQUIRED; BOARD RECOMMENDATION

The affirmative vote of the holders of a majority of the outstanding shares of Providence common stock entitled to vote at the Special Meeting is required to approve the Reorganization. Abstentions will have the effect of votes against the Reorganization. A vote for the Reorganization will constitute approval of:

-the Reincorporation Plan;
-the Delaware Certificate;
-the Delaware Bylaws;
-an effective 1-for-2.500 reverse stock split; and -all other aspects of the Reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD HAS DETERMINED THAT THE REORGANIZATION IS ADVISABLE AND HAS DIRECTED THAT IT BE SUBMITTED TO THE COMPANY'S SHAREHOLDERS FOR THEIR APPROVAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION.

DISSENTERS' RIGHTS

The holders of Providence common stock may be entitled to assert dissenters' rights and obtain payment of the fair value of their shares under Article 113 of the Colorado Business Corporation Act (the "CBCA"), a copy of which is attached to this Information Statement as Appendix B (the "Colorado Dissenters' Rights Statute'), if the Merger is consummated. To exercise the right to dissent, (1) a stockholder ("Dissenting Stockholder") must provide written notice to the Company of his or her intent to demand payment for his or her Common Stock, (2) the Dissenting Stockholder must not vote in favor of the Reincorporation and (3) the Dissenting Stockholder must comply with the other provisions of the Colorado Dissenters' Rights Statute. If the Merger is consummated, the Company will provide written notice of the Merger to the Dissenting Stockholder along with an explanation of the procedures for the Dissenting Stockholder to demand payment of his or her Common Stock. If a Dissenting Stockholder is dissatisfied with the payment or offer, the Dissenting Stockholder is entitled to follow the procedure outlined in the Colorado Dissenters' Rights Statute. The foregoing discussion of the law relating to dissenters' rights is not a complete statement of such rights and is qualified in its entirety by reference to Appendix B.

THIS DISCUSSION AND APPENDIX B SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF THE COMMON STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO BECAUSE FAILURE TO STRICTLY COMPLY WITH SUCH PROCEDURE WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to be tax free under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized by the holders of Providence common stock as a result of the Reorganization, and no gain or loss will be recognized by Providence or Providence Delaware. Each former holder of Providence common stock will have the same tax basis in Providence Delaware Common Stock received by such holder pursuant to the Reorganization as such holder has in the Common Stock held by such holder at the effective time of the Merger. Each shareholder's holding period with respect to Providence Delaware Common Stock will include the period during which such holder held the Providence common stock, so long as the latter was held by such holder as a capital asset at the effective time of the Merger. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reorganization.

The Company believes that no gain or loss should be recognized by the holders of outstanding options to purchase shares of Providence common stock, so long as

1--such options (a) were originally issued in connection with the performance of services by the optionee and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted and

2-the options to purchase Providence Delaware Common Stock into which Providence's outstanding options will be converted in the Reorganization also lack a readily ascertainable value when granted.

The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the federal tax consequences of the Reorganization as well as any consequences under the laws of any other jurisdiction.

ACCOUNTING TREATMENT OF THE MERGER

Upon consummation of the Merger, all assets and liabilities of Providence will be transferred to Providence Delaware at book value because the Reorganization will be accounted for as a pooling-of-interests.

PRINCIPAL REASONS FOR THE REORGANIZATION

As the Company plans for the future, the Providence Delaware Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of

Delaware corporate law to their needs and to those of the corporation they own.

PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW

For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS

Both Colorado and Delaware law permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation could be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than Colorado law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law.

ANTI-TAKEOVER IMPLICATIONS

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise.

THE REORGANIZATION IS NOT BEING PROPOSED IN ORDER TO PREVENT SUCH A CHANGE IN CONTROL AND THE BOARD OF DIRECTORS IS NOT AWARE OF ANY PRESENT ATTEMPT TO ACQUIRE CONTROL OF THE COMPANY OR TO OBTAIN REPRESENTATION ON THE BOARD.

However, the Board believes that future unsolicited takeover attempts may be unfair or disadvantageous to the Company or its shareholders because, among other reasons:

-a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

-a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions, and

-a non-negotiated bid may involve the acquisition of only a controlling interest in the common stock, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the Company that are not yet reflected in the price of the common stock and equality of treatment of all shareholders.

Certain effects of the Reorganization may have the effect of deterring hostile takeover attempts. For example, Section 203 of the Delaware General Corporation Law (the "DGCL"), from which Providence Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless Providence Delaware's Board approves the business combination. For a detailed discussion of all of the changes which will be implemented as part of the Reorganization, see "--Significant Differences Between the Colorado Articles and the Colorado Bylaws and the Delaware Certificate and the Delaware Bylaw" and "-Significant Differences Between the CBCA and the DGCL" below.

SIGNIFANT DIFFERENCES BETWEEN THE COLORADO ARTICLES AND THE COLORADO BYLAWS AND THE DELAWARE CERTIFICATE AND THE DELAWARE BYLAWS

The Company is governed by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to the CBCA. Providence Delaware is governed by the Delaware Certificate and the Delaware Bylaws, which have been adopted pursuant to the DGCL. The material difference between these is that the Delaware Bylaws permit the stockholders to act by less than unanimous written consent. The Colorado Bylaws, in accordance with the CBCA, allow shareholders to act by written consent in lieu of a shareholder meeting only if such consent is unanimous. In contrast, the Delaware Bylaws, in accordance with the DGCL, permit stockholders to take action by written consent in lieu of a meeting, so long as the consent is signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders.

While the Company has no present intention to do so, the Providence Delaware could in the future implement certain other changes by amendment of the Delaware Certificate or the Delaware Bylaws. For a discussion of such changes, see "Significant Differences Between the CBCA and the DGCL."

SIGNIFICANT DIFFERENCES BETWEEN THE CBCA AND THE DGCL

The Company is organized as a corporation under the laws of the State of Colorado and Providence Delaware is organized as a corporation under the laws of the State of Delaware. As a Colorado corporation, the Company is subject to the CBCA, a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; meetings of shareholders; and extraordinary actions, such as amendments to the articles of incorporation, mergers, sales of all or substantially all of the assets and dissolution. As a Delaware corporation, Providence Delaware is governed by the DGCL, a general corporation statute covering generally the same matters as the CBCA.

The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Information Statement, certain provisions, which may materially affect the rights of the shareholders of the Company, are as follows:

CERTAIN BUSINESS COMBINATIONS

Section 203 of the DGCL regulates corporate takeovers. Section 203 prevents certain Delaware corporations, including those whose securities are listed on The Nasdaq SmallCap Market, from engaging, under certain circumstances, in a "business combination" (which includes a merger or sale of more than 10% of the corporation's assets) with any "interested stockholder" (a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as affiliates and associates of any such persons) for three years following the date that such stockholder became an "interested stockholder" unless:

-the transaction is approved by the board of directors prior to the date the "interested stockholder" attained such status;

-upon consummation of the transaction that resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transactions commenced, excluding those shares owned by:

-persons who are directors and also officers and

-employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

-on or subsequent to such date the "business combination" is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder."

A Delaware corporation may "opt out" of Section 203 with a provision in its original certificate of incorporation expressly electing not to be governed by
Section 203. Providence Delaware does not intend to opt out of the provisions of
Section 203. The Company believes that Section 203 will encourage any potential acquirer to negotiate with Providence Delaware's board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Providence Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Providence Delaware will give Providence Delaware's board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Providence Delaware Common Stock over the then-current market price. Section 203 would also discourage certain potential acquirers who are unwilling to comply with its provisions. The CBCA does not have legislation comparable to Section 203 of the DGCL.

INDEMNIFICATION

Both the CBCA and the DGCL have provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the director conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses actually incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the director is entitled to indemnification of expenses notwithstanding such adverse adjudication only if the court determines that such person is fairly and reasonably so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances. The Delaware Certificate provides that Providence Delaware "shall" indemnify directors against all liability if the directors act in the manner explained above.

Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors. In addition, under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director or officer of the corporation against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. The Delaware Certificate provides that Providence Delaware "shall" indemnify officers of Providence Delaware against all liability if such person acts in the manner explained above. The Delaware Bylaws provide that Providence Delaware "may" indemnify employees and agents of Providence Delaware against all liability to the extent permitted by law. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Colorado Articles contain no such limitation.

Under the DGCL, the corporation may advance the expenses incurred by a director or officer of the corporation in connection with proceedings prior to a final adjudication if the director or officer executes an undertaking to repay such amounts if it is ultimately determined that the director or officer is not entitled to indemnification. The corporation may set other terms and conditions for the advance of expenses on behalf of employees and agents. The Delaware Certificate provides that Providence Delaware "shall" advance the expenses of directors and officers who execute such an undertaking. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" may be made by the affirmative vote of a majority of the board of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors, although it does permit the appointment of a committee of non-party directors designated by the majority vote of such directors, although less than a quorum. Under the CBCA, the determination is made by shareholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

Under the DGCL, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract; the Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By comparison, under the DGCL, a director's rights to indemnification are not necessarily limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

REMOVAL OF DIRECTORS

Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Cumulative voting is prohibited by the Colorado Articles. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors, unless the corporation's certificate of incorporation requires a higher vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides.

LIMITATION OF LIABILITY

Both the CBCA and the DGCL permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty.

The Colorado Articles eliminate the liability of the Board to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful dividends or distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit or (v) any act or omission occurring before the provision eliminating liability became effective.

The Delaware Certificate eliminates the liability of Providence Delaware's Board or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. These limitations are substantially similar to the limitations imposed by the CBCA.

There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors or officers is a party in which the rights of the Company or its shareholders would be affected if the Company already were subject to the provisions of Delaware law rather than Colorado law.

REDUCTION OF CAPITAL

The DGCL provides that a corporation, by resolution of its board of directors, may reduce its capital in a variety of specified methods, including: (i) by reducing or eliminating the capital represented by shares of capital stock which have been retired, (ii) by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock, (iii) by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange or (iv) by transferring to surplus (a) some or all of the capital not represented by any particular class of its capital stock, (b) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares or (c) some of the capital represented by the issued shares of its capital stock without par value. The reduction of capital may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA contains no comparable provision.

DIVIDENDS AND REPURCHASE OF SHARES

The CBCA provides for, but does not require, the designation of par value or no par value shares as it eliminated the statutory definitions of capital and surplus. The designations of par value or no par value, capital and surplus are retained under the DGCL.

Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential liquidation rights of shareholders not receiving the distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchases its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

INSPECTION OF SHAREHOLDER LIST

The CBCA allows a shareholder who has been a shareholder of the corporation for at least three months, or who owns at least five percent of all of the outstanding shares of any class of shares, to inspect and copy shareholder lists by no less than five days prior written demand to the corporation, provided that the purpose of the inspection is reasonably related to the inspecting shareholder's interest as a shareholder. The CBCA also entitles shareholders (regardless of duration of shareholder status or ownership percentage) to inspect lists of shareholders entitled to vote at a shareholders' meeting, beginning from the earlier of ten days prior to the meeting for which the list was prepared or two business days after notice of the meeting is given by the corporation.

The DGCL allows any stockholder to inspect the stockholder list for a purpose reasonably related to such person's interest as a stockholder. Delaware law also provides inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting.

STOCKHOLDER VOTING

In general, under the CBCA and the DGCL a majority of the outstanding voting shares of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

Also, under the CBCA and the DGCL a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require separate class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

INTERESTED DIRECTOR TRANSACTIONS

Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefiting a director unless the shareholders have been given at least ten days written notice. The Company is not aware of any plans of the Board to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

STOCKHOLDER DERIVATIVE SUITS

The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

DISSENTERS' OR APPRAISAL RIGHTS

Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissenters' rights (under the CBCA) or appraisal rights (under the DGCL) pursuant to which such stockholder may receive cash in the amount of the fair value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. These rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, dissenters' rights are also available to shareholders in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL),
(ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise required and (iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view.

Under both the CBCA and the DGCL, shareholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and DGCL may be viewed as more or less favorable to a dissenting stockholder.

Under the DGCL, within 120 days after the effective date of the transaction triggering appraisal rights, a dissenting stockholder, who has complied with the requirements necessary to dissent from a corporate action under the DGCL, may petition the Court of Chancery of the State of Delaware to determine the fair value of the shares of all dissenting stockholders, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined by such court. The court costs may be allocated among the corporation and dissenting stockholders, as the Court of Chancery deems equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights.

DISSOLUTION

Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholders have been deadlocked over two annual meetings in the election of directors or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state.

Under the DGCL, unless a majority of the board of directors approves the proposal to dissolve, the dissolution must be approved by the written consent of all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a majority) voting requirement of the corporation's stockholders to approve a dissolution of the corporation. The Delaware Certificate contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Providence Delaware that had previously been approved by a majority of Providence Delaware's Board. The DGCL provides for dissolution by the Court of Chancery of the State of Delaware for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

STANDARD OF CONDUCT FOR DIRECTORS

Under Colorado law, the standards of conduct for the performance by directors of their duties are governed by statute. Section 7-108-401 of the CBCA requires that a director of a Colorado corporation perform his duties in "good faith," "with the care an ordinary prudent person in like position would exercise under similar circumstances" and "in a manner he or she reasonably believes to be in the best interests of the corporation."

Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts in cases decided by them. Generally, directors of Delaware corporations are subject to a duty of loyalty, a duty of care and a duty to act in good faith. The duty of loyalty has been said to require directors to refrain from self-dealing. According to the Supreme Court of the State of Delaware, the duty of care requires "directors ... in managing the corporate affairs . . . to use that amount of care which ordinarily careful and prudent men would use in similar circumstances." Case law has established "gross negligence" as the standard for awarding money damages for violation of the duty of care in the process of decision-making by directors of Delaware corporations.

THE STOCK SPLIT

The Reorganization will effect a 1-for-2.500 reverse stock split whereby every
2.500 shares of Providence's currently outstanding shares of common stock will be exchanged for one share of Providence Delaware Common Stock. There are presently 1,500,000 shares outstanding, and the Reorganization would reduce this number to approximately 600,000 shares.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

In addition to the reverse stock split being a condition precedent to the consummation of the Reorganization, Providence management is proposing the reverse stock split for the following reasons: management believes a reverse stock split will reduce the number of outstanding shares of common stock and thereby make available shares of common stock with which to acquire assets into Providence.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

If this proposal is adopted by the shareholders, 2.500 shares of pre-split common stock of Providence will be exchanged for each share of Providence Delaware Common Stock. Shares of Providence Delaware Common Stock may be obtained by surrendering certificates representing shares of pre-split common stock to Providence's transfer agent, Computershare Investor Services, (formerly American Securities Transfer, Inc.), 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228 (the "Transfer Agent").

LEGAL PROCEEDINGS

No material legal proceedings, to which the Company is a party or to which the property of the Company is subject, are pending or are known by the Company to be contemplated. Also, the Company is not aware of any legal proceedings in which any director, officer, affiliate of the Company or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or the Incoming Directors, Incoming Executive Officers, or any associate of any such director, officer, affiliate of the Company, Incoming Director, Incoming Executive Officer or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17. ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. Management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.


ITEM 19. AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the Merger pursuant to which the name of the Company will be changed from "Providence
Capital VI, Inc., a Colorado corporation" to "Providence Capital VI, Inc., A Delaware Corporation".


ITEM 20. OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21. VOTING PROCEDURES

The Board of Directors has fixed July 3, 2001 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,500,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the proposals.

The directors, officers and affiliates of the Company as a group own or May be deemed to control 1,250,000 shares of Common Stock constituting eighty-three percent (83%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his intent to vote all shares of Voting Shares owned by him in favor of each item set forth herein.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable


              THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                     FOR INFORMATION PURPOSES ONLY.

              NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.

Appendix A

                      PLAN OF REINCORPORATION AND MERGER
             AGREEMENT AND PLAN OF REINCORPORATION AND MERGER


This Agreement and Plan of Reorganization and Merger ("Reincorporation Agreement") is made as of July 18, 2001, by and between PROVIDENCE CAPITAL VI, INC., a Colorado corporation ("Providence Colorado), and PROVIDENCE CAPITAL VI, INC., a Delaware corporation ("Providence Delaware"), (collectively, the "Constituent Corporations").

The parties adopt the plan of merger encompassed by this Reincorporation Agreement and agree that Providence Colorado shall merge into Providence Delaware on the following terms and conditions:

1. REINCORPORATION; SURVIVING CORPORATION; AND EFFECTIVE TIME.

1.1 REINCORPORATION. As soon as practicable following the fulfillment (or waiver, to the extent permitted) of conditions specified in this Reincorporation Agreement, Providence Colorado shall be merged with and into Providence Delaware (the "Reincorporation"), and Providence Delaware shall survive the Reincorporation.

1.2 EFFECTIVE TIME. The Reincorporation shall be effective as of the latest of the date and time when (i) Articles of Merger are duly filed with the Secretary of State of the State of Colorado as provided by the Colorado Business Corporation Act; (ii) Articles of Merger are duly filed with the Secretary of State of the State of Delaware as provided in the Delaware General Corporation Law; and (iii) August 20, 2001 ("Effective Time").

1.3 SURVIVING CORPORATION. At the Effective Time, Providence Delaware as the surviving corporation ("Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware in the manner and with the effect provided by the Delaware General Corporation Law, and the separate existence of Providence Colorado shall be terminated and shall cease.


2. TREATMENT OF SECURITIES.

2.1 COMMON STOCK OF PROVIDENCE COLORADO AND PROVIDENCE DELAWARE. At the Effective Time, by virtue of the Reincorporation and without any further action on the part of the Constituent Corporations or their shareholders, (i) each
1.765 share of common stock of Providence Colorado issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of the common stock of Providence Delaware; and (ii) each share of common stock of Providence Delaware issued and outstanding immediately prior to the Effective Time shall be cancelled.

2.2 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that time, represented shares of the common stock of Providence Colorado shall be deemed for all purposes to evidence ownership of and to represent shares of the same class and series of common stock of Providence Delaware and shall be so registered on the books and records of Providence Delaware or its transfer agent. The registered owner of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Providence Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon, the shares of Providence Delaware evidenced by such outstanding certificate as above provided. After the Effective Time, whenever certificates that formerly represented shares of Providence Colorado are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing the shares of Providence Delaware into which the shares of Providence Colorado were converted.

3. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

3.1 CERTIFICATE OF INCORPORATION. At the Effective Time, the Certificate of Incorporation of Providence Delaware then in effect shall be the articles of Incorporation of the Surviving Corporation until further amended or repealed in the manner provided by law.

3.2 BYLAWS. At the Effective Time, the Bylaws of the Surviving Corporation then in effect shall be the bylaws of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law.

3.3 DIRECTORS. The directors of Providence Delaware immediately preceding the Effective Time shall be the director of the Surviving Corporation on and after the Effective Time and shall serve until the expiration of their terms and until their successors are elected and qualified.

3.4 OFFICERS. The officers of Providence Delaware immediately preceding the Effective Time shall be the officers of the Surviving Corporation on and after the Effective Time and shall serve at the pleasure of its Board of Directors.


4. MISCELLANEOUS.

4.1 AMENDMENT. This Reincorporation Agreement may be amended by the Boards of Directors of the Constituent Corporations at any time prior to the filing of this Reincorporation Agreement with the Colorado Secretary of State or the Delaware Secretary of State, provided that an amendment made subsequent to the adoption of the Reincorporation Agreement by the shareholders of either Constituent Corporation, unless approved by such shareholders, shall not (i) alter or change the amount or kind of shares to be received upon conversion of the outstanding Common stock of Providence Colorado, or (ii) alter or change any of the terms and conditions of the Reincorporation Agreement if such alteration or change would adversely affect the holders of the outstanding Common stock of Providence Colorado.

4.2 CONDITIONS TO REINCORPORATION. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived to the extent permitted by law in the sole discretion of the Boards of Directors of the Constituent Corporations): (i) the Reincorporation shall have been approved by the shareholders of Providence Colorado in accordance with the Colorado Business Corporation Act; (ii) Providence Colorado, as sole shareholder of Providence Delaware, shall have approved the Reincorporation in accordance with the Delaware General Corporation Law; and (iii) the parties shall have made all filings and received all approvals of any governmental or regulatory agency of competent jurisdiction necessary in order to consummate the Reincorporation, and each of such approvals shall be in full force and effect.

4.3 ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Reincorporation Agreement may be terminated and the Reincorporation may be abandoned by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Reincorporation Agreement by the shareholders of Providence Colorado, or the consummation of the Reincorporation may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Constituent Corporations, such action would be in the best interests of such corporations. In the event of termination of this Reincorporation Agreement, this Reincorporation Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto.

IN WITNESS WHEREOF, this Reincorporation Agreement, having first been fully approved by the Boards of Directors of Providence Colorado and Providence Delaware, is hereby executed on behalf of each Constituent Corporation.

PROVIDENCE CAPITAL VI, INC.,
A Colorado corporation

By: __________________________________
    Mark T, Thatcher, Secretary


PROVIDENCE CAPITAL VI, INC.,
A Delaware corporation

By: __________________________________
    Mark T. Thatcher, Secretary

Appendix B

                           Certificate of Incorporation

                                         of

                            Providence Capital VI, Inc.

     Providence Capital VI, Inc., a corporation duly organized and existing under the General Corporation Law of Delaware (the "Corporation"), does hereby certify as follows:

                                      *  *  *

                                     ARTICLE 1

     The name of this corporation (herein called the "Corporation") is as follows:

                            Providence Capital VI, Inc.


                                     ARTICLE 2

     The address of the registered office of the Corporation in the State of Delaware is_______________, Delaware _____. The name of the Corporation's registered agent at that address is __________________.


                                     ARTICLE 3

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


                                     ARTICLE 4

     Section 1. Authorized Shares. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is forty million (40,000,000) shares which shall be divided into two classes as follows: thirty million (30,000,000) common shares, with a par value of $0.00001 per share ("Common Stock"), and ten million (10,000,000) preferred shares, with a par value of $0.00001 per share ("Preferred Stock").

     Section 2. Common Stock. The holders of shares of Common Stock issued and outstanding shall be entitled to one vote per share with respect to all matters brought before the stockholders of the Corporation and all matters on which they are entitled to vote pursuant to the General Corporation Law of the State of Delaware.

     Section 3. Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such shares. The Board of Directors is also authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series subsequent to the issue of shares of that series.

     Section 4. No Voting Rights by Implication. The Common Stock and any series of Preferred Stock with full voting rights, shall all vote together as one class, and none of the Common Stock or such series of Preferred Stock shall have any other or special voting rights except as otherwise required by the laws then applicable, the Corporation's Certificate of Incorporation, or any amendment, or any resolution or resolutions of the Board of Directors providing for the issue of stock of such series of Preferred Stock.


                                    ARTICLE 5

     Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution or Bylaw adopted by the affirmative vote of a majority of the entire Board of Directors.

     Section 2. Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware Statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws of the Corporation.


                                    ARTICLE 6

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If from time to time hereafter any provision in the General Corporation Law of the State of Delaware is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest additional extent permitted by such provision, as so amended; provided, however, no such amendment shall further eliminate or limit liability of a director for any act before such amendment becomes effective. Any repeal or modification of this Article 6 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any elimination or limitation of the personal liability of a director of the Corporation for acts prior to the time of such repeal or modification.

                                     ARTICLE 7

     Each director, officer and employee of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware.

                                     ARTICLE 8

     The Board of Directors of the Corporation shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

                                      *  *  *

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed as of the _____ day of July, 2001 and the signatory to this instrument acknowledges or affirms under penalties of perjury that this instrument is the act and deed of the Corporation and that the matters set forth in this instrument are true of the signatory's own knowledge.


                              PROVIDENCE CAPITAL VI, INC.


                              By:


Appendix C

                                      BYLAWS

                                        OF

                            Providence Capital VI, Inc.
                              a Delaware corporation

                             As adopted ________, 2001

                                TABLE OF CONTENTS
                                                                        Page

ARTICLE I
Section 1.  Registered Office
Section 2.  Other Offices
Section 3.  Books

ARTICLE II
Section 1.  Place of Meetings
Section 2.  Annual Meetings
Section 3.  Special Meetings
Section 4.  Notification of Business to be Transacted at Meeting
Section 5.  Notice; Waiver of Notice
Section 6.  Quorum; Adjournment
Section 7.  Voting
Section 8.  Stockholder Action by Written Consent Without a Meeting
Section 9.  List of Stockholders Entitled to Vote
Section 10.  Stock Ledger
Section 11.  Inspectors of Election
Section 12.  Organization
Section 13.  Order of Business

ARTICLE III
Section 1.  Powers
Section 2.  Number and Election of Directors
Section 3.  Vacancies
Section 4.  Time and Place of Meetings
Section 5.  Annual Meeting
Section 6.  Regular Meetings
Section 7.  Special Meetings
Section 8.  Quorum; Vote Required for Action; Adjournment
Section 9.  Action by Written Consent
Section 10. Telephone Meetings
Section 11. Committees
Section 12. Compensation
Section 13. Interested Directors

ARTICLE IV
Section 1.  Officers
Section 2.  Appointment of Officers
Section 3.  Subordinate Officers
Section 4.  Removal and Resignation of Officers
Section 5.  Vacancies in Offices
Section 6.  Chairman of the Board
Section 7.  Vice Chairman of the Board
Section 8.  Chief Executive Officer
Section 9.  President
Section 10. Vice President
Section 11. Secretary
Section 12. Chief Financial Officer

ARTICLE V
Section 1.  Form of Certificates
Section 2.  Signatures
Section 3.  Lost Certificates
Section 4.  Transfers
Section 5.  Record Holders

ARTICLE VI
Section 1.  Right to Indemnification
Section 2.  Right of Indemnitee to Bring Suit
Section 3.  Non-Exclusivity of Rights
Section 4.  Insurance
Section 5.  Indemnification of Employees or Agents of the Corporation
Section 6.  Indemnification Contracts
Section 7.  Effect of Amendment

ARTICLE VII
Section 1.  Dividends
Section 2.  Disbursements
Section 3.  Fiscal Year
Section 4.  Corporate Seal
Section 5.  Record Date
Section 6.  Voting of Stock Owned by the Corporation
Section 7.  Construction and Definitions
Section 8.  Amendments

                                     BYLAWS
                                       OF
                          Providence Capital VI, Inc.
                             a Delaware corporation


                                    ARTICLE I
                                     OFFICES

     Section 1. Registered Office. The registered office of the Corporation in the State of Delaware shall be in ______________________, Delaware.

     Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

     Section 3. Books. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                           MEETINGS OF STOCKHOLDERS

     Section 1. Place of Meetings. All meetings of stockholders for the election of directors shall be held at such place either within or without the State of Delaware as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. Annual Meetings. Annual meetings of stockholders shall be held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

     Section 3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of a stockholder or stockholders owning stock of the Corporation possessing ten percent (10%) of the voting power possessed by all of the then outstanding capital stock of any class of the Corporation entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 4. Notification of Business to be Transacted at Meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

     Section 5. Notice; Waiver of Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting.
If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 6. Quorum; Adjournment. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     Section 7. Voting. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders at which a quorum is present, including the election of directors, shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins. Stockholders shall not be entitled to cumulative voting with respect to the election of directors.
     Section 8. Stockholder Action by Written Consent Without a Meeting. Except as otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

     Section 9. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

     Section 10. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     Section 11. Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

     Section 12. Organization. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the President) shall act as Chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

     Section 13. Order of Business. The order and manner of transacting business at all meetings of stockholders shall be determined by the Chairman of the meeting.


                                  ARTICLE III
                                   DIRECTORS

     Section 1. Powers. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     Section 2. Number and Election of Directors. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be not less than three (3) directors as determined from time to time by the Board of Directors by adopting a resolution to that effect and shall be divided into three (3) classes, designated Classes I, II and III. Class I shall be comprised of one (1) director, Class II of one (1) director and Class III of one (1) director; provided that in the event the number of directors comprising the Board is increased or decreased at any time, the number of directors shall be divided as nearly equally in number as possible. The initial director of Class I shall be elected to hold office for a term expiring at the 2002 annual meeting of stockholders of the Corporation. The initial Class II director shall be elected to hold office for a term expiring at the 2003 annual meeting of stockholders of the Corporation. The initial Class III director shall be elected to hold office for a term expiring at the 2004 annual meeting of stockholders of the Corporation. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for a three year term, and each director elected shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

     Section 3. Vacancies. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

     Section 4. Time and Place of Meetings. The Board of Director shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

     Section 5. Annual Meeting. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III or in a waiver of notice thereof.

     Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

     Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary or by any director. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 8. Quorum; Vote Required for Action; Adjournment. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

     Section 9. Action by Written Consent. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 10. Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

     Section 11. Committees. The Board of Directors may, by resolution passed unanimously by the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

     Section 12. Compensation. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

     Section 13. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                    ARTICLE IV
                                     OFFICERS

     Section 1. Officers. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

     Section 2. Appointment of Officers. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3. Subordinate Officers. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     Section 4. Removal and Resignation of Officers. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

     Section 5. Vacancies in Offices. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     Section 6. Chairman of the Board. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

     Section 7. Vice Chairman of the Board. The Vice Chairman of the Board, if such an officer is elected, shall, in the absence or disability of the Chairman of the Board, perform all duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chairman of the Board. The Vice Chairman of the Board shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

     Section 8. Chief Executive Officer. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

     Section 9. President. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

     Section 10. Vice President. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

     Section 11. Secretary. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     Section 12. Chief Financial Officer. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                    ARTICLE V
                                      STOCK

     Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Chief Financial Officer or the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

     Section 2. Signatures. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
     Section 3. Lost Certificates. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Corporation may, in the discretion of the Board of Directors and as a condition precedent to the issuance of such new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond (or other security) sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     Section 5. Record Holders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.



                                   ARTICLE VI
                                 INDEMNIFICATION

     Section 1. Right to Indemnification. The Corporation shall indemnify each person who is or was a director, officer, employee or other agent of the Corporation, each person who is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, and each person who is or was serving at the request of the Corporation in any capacity with respect to any employee benefit plan against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or having served in any capacity with respect to any employee benefit plan, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding may be paid from time to time by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

     As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the Corporation, after notice that it involves such indemnification, (a) by a vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested persons, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee or any such person serving in any capacity with respect to any employee benefit plan of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent, or trustee or any such person serving in any capacity with respect to any employee benefit plan may be entitled or which may lawfully be granted to him. As used herein, the terms "director," "officer," "employee," "agent" and "trustee" include their respective executors, administrators and other legal representatives, and "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

     By action of the Board of Directors, notwithstanding any interest of the directors in such action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or other agent of another organization or with respect to any employee benefit plan, in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in
Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

     Section 2. Right of Indemnitee to Bring Suit. If a claim under Section 1 of this Article VI is not paid in full by the Corporation within forty-five
(45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.
In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

     Section 3. Non-Exclusivity of Rights. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section 5. Indemnification of Employees or Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

     Section 6. Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VI.

     Section 7. Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  ARTICLE VII
                              GENERAL PROVISIONS
     Section 1. Dividends. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

     Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 4. Corporate Seal. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

     Section 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

     Section 6. Voting of Stock Owned by the Corporation. The Chairman of the Board, the Chief Executive Officer, the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

     Section 7. Construction and Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

     Section 8. Amendments. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.


                                      * * *

The Company's Articles of Incorporation (the "Articles") and Bylaws (the "Present Bylaws") are available for inspection at the Company's principal executive office and will be provided to stockholders upon request.